UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2009

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

80 Park Plaza, P.O. Box 1171
Newark, New Jersey 07101-1171

(Address of principal executive offices) (Zip Code)
973-430-7000

(Registrant’s telephone number, including area code)
http://www.pseg.com

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-00973	22-1212800

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

80 Park Plaza, P.O. Box 570
Newark, New Jersey 07101-0570

(Address of principal executive offices) (Zip Code)
973-430-7000

(Registrant’s telephone number, including area code)
http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          The information contained in Item 7.01 Regulation FD Disclosure in this combined Form 8-K is separately furnished, as noted, by Public Service Enterprise Group Incorporated (PSEG) and Public Service Electric and Gas Company (PSE&G). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K. PSE&G makes representation only as to itself and makes no other representations whatsoever as to any other company.

Item 7.01 Regulation FD Disclosure

          On June 5, 2009, PSE&G participated in the Macquarie Global Infrastructure Conference in New York City. A copy of the discussion materials used at the meeting is furnished as Exhibit 99 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 99	Discussion Materials for the Macquarie Global Infrastructure Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

	By:	/s/ Derek M. DiRisio

Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: June 5, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Registrant)

	By:	/s/ Derek M. DiRisio

Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: June 5, 2009